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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         AMERINST INSURANCE GROUP INC
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                        AmerInst Insurance Group, Inc.
                              -------------------

IMPORTANT NOTICE TO SHAREHOLDERS:
THE ANNUAL MEETING IS ONLY A FEW DAYS AWAY

Please fax your vote Today
   Even if you have already voted, we ask that you please take the time to vote again.

Fax your vote to (212) 754-8300
   This is the fax number of our proxy solicitor - Morrow & Co.

                     PLEASE FAX YOUR VOTES TO MORROW & CO.
                               AT (212) 754-8300

Please remember to:

1)  Sign your proxy card.

2)  Date your proxy card.

3) If your shares are held by a corporation or partnership, an officer or partner must sign his/her name on the proxy card, as well as their corresponding title.


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                    IF YOU HAVE ANY QUESTIONS, PLEASE CALL
                     MORROW & CO., INC. AT 1-800-662-5200
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